UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:                                           10/31

Date of reporting period:                                        10/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2010 Annual Report to Shareholders

DWS Global Small Cap Growth Fund (formerly DWS Global Opportunities Fund)

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
14 Portfolio Summary
16 Investment Portfolio
22 Statement of Assets and Liabilities
24 Statement of Operations
25 Statement of Changes in Net Assets
26 Financial Highlights
31 Notes to Financial Statements
40 Report of Independent Registered Public Accounting Firm
41 Tax Information
42 Investment Management Agreement Approval
46 Summary of Management Fee Evaluation by Independent Fee Consultant
50 Board Members and Officers
54 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks of smaller companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2010
Average Annual Total Returns as of 10/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	26.05%	-6.25%	4.90%	3.73%
Class B	24.96%	-6.99%	4.09%	2.91%
Class C	25.07%	-6.97%	4.11%	2.94%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	18.80%	-8.08%	3.66%	3.11%
Class B (max 4.00% CDSC)	21.96%	-7.57%	3.93%	2.91%
Class C (max 1.00% CDSC)	25.07%	-6.97%	4.11%	2.94%
No Sales Charges					Life of Institutional Class*
Class S	26.43%	-5.99%	5.21%	4.03%	N/A
Institutional Class	26.68%	N/A	N/A	N/A	3.66%
S&P® Developed SmallCap Index+	22.05%	-6.27%	4.63%	6.92%	1.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 26, 2008. Index returns began on August 31, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2010 are 1.72%, 2.67%, 2.52%, 1.32% and 1.17% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Small Cap Growth Fund — Class A [] S&P Developed SmallCap Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The S&P Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe.
Net Asset Value
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/10	$36.63	$32.99	$33.18	$37.74	$37.80
10/31/09	$29.06	$26.40	$26.53	$29.85	$29.84

Lipper Rankings — Global Small/Mid-Cap Funds Category as of 10/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	40	of	62	64
3-Year	31	of	50	61
5-Year	35	of	46	75
10-Year	16	of	26	60
Class B 1-Year	44	of	62	70
3-Year	40	of	50	79
5-Year	37	of	46	79
10-Year	19	of	26	71
Class C 1-Year	43	of	62	69
3-Year	39	of	50	77
5-Year	36	of	46	77
10-Year	18	of	26	67
Class S 1-Year	35	of	62	56
3-Year	24	of	50	48
5-Year	32	of	46	69
10-Year	14	of	26	52
Institutional Class 1-Year	34	of	62	54

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. Return includes proceeds from regulatory settlements. Excluding these non-recurring payments, total returns — especially over short-term time periods of one year or less — would have been lower and rankings would have been less favorable (see Note F in the Notes to Financial Statements). If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2010 to October 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,095.70	$1,091.00	$1,091.40	$1,097.40	$1,098.50
Expenses Paid per $1,000*	$8.66	$13.02	$12.55	$6.98	$6.03
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,016.94	$1,012.75	$1,013.21	$1,018.55	$1,019.46
Expenses Paid per $1,000*	$8.34	$12.53	$12.08	$6.72	$5.80

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Small Cap Growth Fund	1.64%	2.47%	2.38%	1.32%	1.14%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Global Small Cap Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Small Cap Growth Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Portfolio Manager

Joseph Axtell, CFA

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Low interest rates, reasonable equity valuations and the accommodative policies of the world's central banks combined to drive the global equity markets significantly higher in the past year, resulting in a gain of 22.05% for the fund's benchmark, the S&P Developed SmallCap Index.1 Although concerns about the sovereign debt crisis in Europe and the possibility of a "double-dip" recession weighed on market performance in the first half of 2010, this was more than made up for by equities' substantial outperformance in the final four months of the period.

Small caps outperformed large caps during the past year, as gauged by the 12.74% return of the MSCI World Index.2 While this was a positive for the fund, two other factors represented a potential headwind. First, US small caps — where the fund is underweight — outperformed their international counterparts. Second, foreign currencies — as a group — underperformed the US dollar, which also could have hurt performance due to our underweight in the United States.3

Although these broad factors worked against the fund, we nonetheless outperformed the benchmark by a comfortable margin due to the strength of our individual stock selection. The Class A shares of the fund returned 26.05%, outpacing both the benchmark and the 24.17% average return of the funds in its peer group, Lipper Global Small/Mid-Cap Funds.4 The fund is also ahead of both the benchmark and the peer group for the 3-year period ended October 31, 2010. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Positive Contributors to Performance

Among the 10 major sectors, we generated the highest margin of outperformance in information technology. Our top performer was ARM Holdings PLC, which licenses semiconductor designs to other companies. Its technology has been in high demand due to its use in smartphones and other mobile devices, including Apple's iPhone and iPad. While we have taken some profits following a rally of over 140% in the stock this past year, we continue to hold it as a core position. Two other leading contributors in technology were the Chinese outsourcing companies VanceInfo Technologies, Inc. and hiSoft Technology International Ltd. Both provide an even lower cost base from which to market IT services than the Indian IT outsourcers that performed so well in the previous decade. VanceInfo Technologies, Inc. has delivered positive earnings surprises since we bought the initial public offering (IPO) at the end of 2007. hiSoft Technology International Ltd., meanwhile, was an IPO that we purchased in June of this year. The company reported strong results in its first quarter as a public company, and this was reflected in the stock's triple-digit third-quarter return.

We also generated meaningful outperformance in consumer staples, where our position in the organic and natural foods producer SunOpta Inc. was boosted by the recovery in consumer spending and the company's internal restructuring. Chattem,* a maker of personal care products, also gained substantial ground after it was acquired by the European drug company Sanofi-Aventis.* Green Mountain Coffee Roasters, Inc., which reported year-over-year sales growth of 60% for its Keurig single-cup brewers and 70% for its signature K-Cups, was an additional source of outperformance within consumer staples.

In the industrials sector, we benefited from the robust performance of stocks that are capitalizing on the strengthening market for air travel and air freight. Notable outperformers were Atlas Air Holdings Worldwide* and Korean Airlines,* both of which capitalized on the recovery in global growth via their exposure to the dynamic Asian economy. Shares of BE Aerospace, Inc., which designs and manufactures aircraft interiors, benefited as airlines' rising revenues led to increased capital expenditures for new aircraft and refurbished interiors.

Health care was another source of strength for the fund, thanks to outperformance by our top overall holding, Fresenius Medical Care AG & Co. KGaA. After underperforming in 2009, the stock rebounded as it became apparent that the US health care legislation would not have the negative bottom-line impact that many investors had feared. NxStage Medical, Inc., a manufacturer of systems for home hemodialysis, was the leading contributor to fund performance this past year. The stock gained substantial ground after repeatedly beating analysts' revenue forecasts. In our view, this helps demonstrate that the market for home dialysis care may be significantly larger than Wall Street expects.

Negative Contributors to Performance

As would be expected at a time of positive fund performance, few elements of our positioning stood out as being major detractors. The most significant negative was our underweight in materials, the best-performing sector of the market in the past 12 months. We have held an underweight in materials for most of the eight years we have managed the fund, since the sector has traditionally been populated by companies whose growth is dependent on the direction of commodity prices rather than secular growth drivers. However, given the rising demand for commodities from both the recovering developed market economies and the high-growth emerging economies, the fund's position in materials has climbed from zero in October 2008 to 6% in October 2010.

Financials and energy were the only sectors in which our stock selection weighed on performance in a meaningful way. Our holdings in two Greek financials, Alpha Bank A.E.* and Hellenic Exchanges SA, hurt performance, as we owned them at the beginning of the Greek sovereign debt crisis. Hellenic Exchanges SA remains in the portfolio, but we sold Alpha Bank A.E. The most significant detractor in energy was Ultra Petroleum Corp., which fell in sympathy with the weakness in natural gas prices. We have maintained our position in the stock, since its low costs have enabled it to maintain positive margins despite the decline in natural gas prices.

Outlook and Positioning

In managing the portfolio, one of our goals is to maintain a balance and diversity of growth characteristics in good markets and in bad. We seek to achieve this by owning a portfolio of stable growth companies; undervalued growth companies; higher-beta, high-growth companies; and companies with high economic sensitivity. We make small adjustments among these categories as our economic and market perspectives change.

This approach has again added value during the past two years, as we took advantage of relatively cheap valuations to increase the fund's weighting in higher-beta and economically sensitive stocks during the early stages of the market's rally in the spring of 2009. Once the outlook for growth began to moderate earlier this year, we dialed back on risk by reducing our weighting in high-beta and cyclical holdings and adding to positions in stable growth companies.5 We also added several companies whose favorable product cycles should allow them to generate robust earnings growth even if the economy falters. We believe these changes have effectively positioned the portfolio for an environment of slow, but steady, economic growth.

The basis for moving toward this neutral positioning is that while there are a number of reasons to own stocks — such as strong earnings results, supportive central bank policies and low interest rates — there is also good reason for caution. With macroeconomic indicators showing signs of deceleration, any negative shock could potentially upset global economic recovery. We therefore want to maintain exposure to high-growth opportunities, but at the same time we do not believe it is an appropriate time to take on too much risk.

On a sector basis, our bottom-up approach has led us to maintain overweight positions in technology and health care and underweights in financials, materials and utilities. Our largest sector shift during the year was to increase the fund's weighting in consumer stocks. The sector had underperformed due to concerns about slowing consumer spending, creating opportunities in stocks that maintain strong secular growth potential. This increase was funded largely by reducing the extent of our overweight in energy.

In terms of geographical weightings, our search for "cheap growth" has led us to maintain an underweight in North America in favor of overweights in Europe and Asia. We find the overseas markets to be better sources of growth, in the case of non-Japan Asia, and valuation, in the case of Europe and Japan.

We are gratified that the fund outperformed in both the second quarter downturn and the rally in the final four months of the period. We believe our ability to outperform in both up and down markets helps illustrate the effectiveness of our bottom-up, research-based approach.

1 The S&P Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

4 The Lipper Global Small/Mid-Cap Funds category consists of funds that invest at least 75% of their assets in companies both inside and outside of the US, with market capitalizations less than the 500th company in the S&P Developed Broad Market Index. For the 1-, 3-, 5- and 10-year periods, this category's average return was 24.17% (62 funds), -6.44% (50 funds), 5.25% (46 funds) and 3.87% (26 funds), respectively, as of 10/31/10. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

5 Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

* Not held in the portfolio as of October 31, 2010.

Portfolio Summary
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/10	10/31/09

United States	39%	39%
Europe (excluding United Kingdom)	23%	28%
Pacific Basin	15%	12%
United Kingdom	9%	8%
Japan	7%	8%
Canada	2%	2%
Australia	2%	1%
Other	3%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks and Warrants)	10/31/10	10/31/09

Industrials	21%	17%
Consumer Discretionary	18%	15%
Health Care	15%	16%
Information Technology	14%	18%
Financials	13%	13%
Energy	8%	10%
Materials	6%	5%
Consumer Staples	5%	5%
Utilities	—	1%
	100%	100%

Geographical and sector diversification are subject to change.
Ten Largest Equity Holdings at October 31, 2010 (15.5% of Net Assets)	Country	Percent
1. Fresenius Medical Care AG & Co. KGaA Manufacturer that distributes equipment and products for dialysis patients	Germany	3.3%
2. EVA Precision Industrial Holdings Ltd. Designs and fabricates metal stamping moulds, manufactures metal stamping components and provides assembly services	Hong Kong	1.5%
3. NxStage Medical, Inc. Develops and manufactures systems for the treatment of end-stage renal disease	United States	1.5%
4. Schweitzer-Mauduit International, Inc. Manufacturer of cigarette paper and other tobacco-related products	United States	1.4%
5. Minth Group Ltd. Manufactures exterior automobile body parts	China	1.4%
6. Ashmore Group PLC An emerging-markets asset manager	United Kingdom	1.4%
7. Midland Holdings Ltd. Provider of residential property services	Hong Kong	1.3%
8. Universal Entertainment Corp. Manufactures and sells pachinko, pachinko slot machines and amusement equipment	Japan	1.3%
9. Deckers Outdoor Corp. Designs and markets function-oriented footwear and apparel	United States	1.2%
10. Thoratec Corp. Producer of health care equipment and supplies	United States	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2010
	Shares	Value ($)

Common Stocks 98.7%
Australia 1.5%
Austal Ltd.	1,012,356	2,429,550
Lynas Corp., Ltd.*	3,391,360	4,866,740
(Cost $3,959,578)		7,296,290
Bermuda 0.7%
Lazard Ltd. "A" (Cost $2,121,037)	86,700	3,199,230
Brazil 1.4%
Diagnosticos da America SA	354,800	4,382,050
Fleury SA	185,500	2,400,165
(Cost $3,745,611)		6,782,215
Canada 1.6%
SunOpta, Inc.*	748,000	4,832,080
Thompson Creek Metals Co., Inc.*	219,300	2,640,372
(Cost $9,008,046)		7,472,452
Channel Islands 1.2%
Charter International PLC	190,697	2,255,059
Randgold Resources Ltd. (ADR) (a)	38,000	3,568,960
(Cost $4,785,359)		5,824,019
China 3.8%
Charm Communications, Inc. (ADR)*	95,984	934,884
Evergreen International Holdings Ltd.*	1,056,000	626,686
hiSoft Technology International Ltd. (ADR)*	176,739	4,701,257
Mecox Lane Ltd. (ADR)*	36,670	598,821
Minth Group Ltd.	3,515,700	6,576,701
VanceInfo Technologies, Inc. (ADR)*	135,791	4,938,719
(Cost $6,068,347)		18,377,068
Cyprus 0.5%
ProSafe SE (b) (Cost $2,359,211)	346,240	2,282,609
France 2.1%
Flamel Technologies SA (ADR)*	535,191	3,639,299
JC Decaux SA*	145,348	4,257,306
Meetic	63,329	1,890,631
(Cost $11,972,395)		9,787,236
Germany 5.8%
Fresenius Medical Care AG & Co. KGaA	244,396	15,568,682
M.A.X. Automation AG	752,188	3,222,344
Rational AG	20,692	4,625,140
United Internet AG (Registered)	248,826	4,458,819
(Cost $8,250,191)		27,874,985
Gibraltar 0.6%
PartyGaming PLC* (Cost $2,806,636)	679,184	2,741,405
Greece 0.6%
Hellenic Exchanges SA	177,675	1,409,542
Jumbo SA	167,882	1,292,130
(Cost $5,122,607)		2,701,672
Hong Kong 7.5%
Dah Sing Banking Group Ltd.	1,767,300	3,023,306
EVA Precision Industrial Holdings Ltd. (c)	8,562,000	7,124,645
K Wah International Holdings Ltd.	8,244,060	3,095,012
Kingboard Chemical Holdings Ltd.	953,970	4,627,547
Midland Holdings Ltd.	6,358,407	6,398,397
REXLot Holdings Ltd. (c)	45,525,000	4,228,737
Shui On Construction & Materials Ltd.	2,088,000	2,559,071
Wing Hang Bank Ltd.	392,581	4,578,529
(Cost $20,569,218)		35,635,244
India 0.3%
Magma Fincorp Ltd. (Cost $1,478,742)	973,550	1,645,776
Ireland 4.1%
C&C Group PLC (d)	340,814	1,565,338
C&C Group PLC (d)	815,840	3,781,169
ICON PLC (ADR)*	144,100	2,788,335
Norkom Group PLC*	842,024	1,013,719
Paddy Power PLC	132,043	5,329,546
Ryanair Holdings PLC	927,586	5,331,889
(Cost $12,007,379)		19,809,996
Italy 0.6%
Prysmian SpA (Cost $2,638,843)	146,706	2,844,303
Japan 6.9%
FP Corp.	9,900	546,856
Internet Initiative Japan, Inc.	1,262	2,720,977
Kakaku.com, Inc.	633	3,059,985
Kenedix, Inc.*	11,887	2,397,490
M3, Inc.	731	3,342,960
MISUMI Group, Inc.	189,100	4,053,654
Nidec Corp.	52,837	5,226,575
Nippon Seiki Co., Ltd.	250,000	2,532,000
Nitori Holdings Co., Ltd.	33,000	2,903,442
Universal Entertainment Corp.*	242,000	6,071,803
(Cost $22,602,200)		32,855,742
Korea 0.9%
S&T Dynamics Co., Ltd. (Cost $2,364,610)	194,150	4,235,843
Luxembourg 0.6%
L'Occitane International SA* (Cost $1,854,446)	945,250	2,804,806
Netherlands 4.3%
Brunel International NV	73,397	2,251,473
Chicago Bridge & Iron Co. NV (NY Registered Shares)*	157,400	3,968,054
Koninklijke Vopak NV	117,261	5,865,547
QIAGEN NV*	203,138	3,849,334
SBM Offshore NV	237,309	4,842,003
(Cost $12,646,300)		20,776,411
Philippines 0.5%
Cebu Air, Inc.* (Cost $2,512,711)	820,660	2,374,992
Singapore 1.3%
UOB-Kay Hian Holdings Ltd.	1,300,000	1,677,355
Venture Corp., Ltd.	632,105	4,424,686
(Cost $3,932,244)		6,102,041
South Africa 0.5%
Northam Platinum Ltd. (Cost $2,348,589)	346,811	2,398,714
Spain 1.0%
Tecnicas Reunidas SA	44,456	2,766,690
Telvent GIT SA*	81,900	2,077,803
(Cost $4,857,161)		4,844,493
Switzerland 1.4%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)	25,501	723,010
Partners Group Holding AG	31,600	5,780,194
(Cost $3,016,511)		6,503,204
Thailand 0.8%
Kiatnakin Bank PCL (Foreign Registered) (Cost $2,468,991)	2,930,100	3,884,972
United Arab Emirates 0.8%
Lamprell PLC (Cost $2,346,803)	751,555	4,046,296
United Kingdom 9.2%
Aegis Group PLC	969,657	1,953,040
ARM Holdings PLC	923,328	5,375,007
Ashmore Group PLC	1,066,176	6,538,002
Babcock International Group PLC	575,929	5,352,474
Burberry Group PLC	163,431	2,668,494
Domino's Pizza UK & IRL PLC	397,686	3,107,783
ICAP PLC	318,042	2,324,863
John Wood Group PLC	460,377	3,212,621
Michael Page International PLC	617,436	4,661,813
Rotork PLC	146,537	3,932,962
Serco Group PLC	517,001	5,086,481
(Cost $28,517,581)		44,213,540
United States 38.2%
Accuray, Inc.*	313,700	2,064,146
Advance Auto Parts, Inc.	58,100	3,775,338
Aecom Technology Corp.*	155,187	4,110,904
Aeropostale, Inc.*	172,025	4,193,969
Affiliated Managers Group, Inc.*	32,000	2,739,520
Alpha Natural Resources, Inc.*	80,800	3,649,736
BE Aerospace, Inc.*	137,700	5,061,852
BorgWarner, Inc.*	75,400	4,230,694
Cameron International Corp.*	61,300	2,681,875
Cardtronics, Inc.*	229,000	3,881,550
Central European Distribution Corp.* (e)	99,200	2,477,024
Cliffs Natural Resources, Inc.	56,100	3,657,720
Complete Production Services, Inc.*	101,315	2,373,810
Darling International, Inc.*	260,900	2,611,609
Deckers Outdoor Corp.*	103,200	5,995,920
Diamond Foods, Inc.	112,980	4,993,716
Dresser-Rand Group, Inc.*	88,400	3,025,048
EnerNOC, Inc.*	87,900	2,643,153
ExamWorks Group, Inc.*	86,100	1,463,700
FSI International, Inc.*	612,149	1,646,681
FTI Consulting, Inc.*	124,450	4,412,997
Green Mountain Coffee Roasters, Inc.*	125,939	4,154,728
Guess?, Inc.	97,400	3,790,808
Harris Corp.	75,500	3,411,845
hhgregg, Inc.*	149,600	3,446,784
iGATE Corp.	199,500	4,077,780
Itron, Inc.*	85,600	5,201,912
Jarden Corp.	73,200	2,346,792
Jefferies Group, Inc.	182,400	4,364,832
Joy Global, Inc.	69,200	4,909,740
Lam Research Corp.*	59,100	2,706,189
Life Technologies Corp.*	95,700	4,802,226
Merge Healthcare, Inc.*	484,857	1,619,422
Metabolix, Inc.*	144,600	2,018,616
NIC, Inc.	330,100	2,865,268
Northern Oil & Gas, Inc.*	169,200	3,329,856
NxStage Medical, Inc.*	347,200	6,999,552
Prosperity Bancshares, Inc.	82,100	2,552,489
Questcor Pharmaceuticals, Inc.*	367,503	4,509,262
Rovi Corp.*	74,100	3,753,165
Schweitzer-Mauduit International, Inc.	105,600	6,777,408
Stericycle, Inc.*	56,500	4,053,310
STR Holdings, Inc.*	101,285	2,516,932
SXC Health Solutions Corp.*	76,200	2,968,752
Sycamore Networks, Inc.	98,100	2,991,069
Thoratec Corp.*	181,700	5,930,688
TiVo, Inc.*	232,128	2,585,906
Ultra Petroleum Corp.*	92,100	3,789,915
Urban Outfitters, Inc.*	133,800	4,117,026
VIVUS, Inc.*	254,800	1,972,152
Waddell & Reed Financial, Inc. "A"	86,700	2,520,369
(Cost $125,488,309)		182,775,755
Total Common Stocks (Cost $311,849,656)		472,091,309

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd., Expiration Date 10/31/2012* (Cost $0)	119,997	68,735

Cash Equivalents 1.6%
Central Cash Management Fund, 0.20% (f) (Cost $7,582,161)	7,582,161	7,582,161

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $319,431,817)+	100.3	479,742,205
Other Assets and Liabilities, Net	(0.3)	(1,450,186)
Net Assets	100.0	478,292,019

* Non-income producing security.

+ The cost for federal income tax purposes was $323,193,189. At October 31, 2010, net unrealized appreciation for all securities based on tax cost was $156,549,016. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $177,469,524 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,920,508.

(a) Security is listed in country of domicile. Significant business activities of company are in Africa.

(b) Security is listed in country of domicile. Significant business activities of company are in Norway.

(c) Security is listed in country of domicile. Significant business activities of company are in China.

(d) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(e) Security is listed in country of domicile. Significant business activities of company are in Poland.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and Warrants
Australia	$—	$7,296,290	$—	$7,296,290
Bermuda	3,199,230	—	—	3,199,230
Brazil	6,782,215	—	—	6,782,215
Canada	7,472,452	—	—	7,472,452
Channel Islands	3,568,960	2,255,059	—	5,824,019
China	11,173,681	7,203,387	—	18,377,068
Cyprus	—	2,282,609	—	2,282,609
France	3,639,299	6,147,937	—	9,787,236
Germany	—	27,874,985	—	27,874,985
Gibraltar	—	2,741,405	—	2,741,405
Greece	—	2,701,672	—	2,701,672
Hong Kong	—	35,703,979	—	35,703,979
India	—	1,645,776	—	1,645,776
Ireland	2,788,335	17,021,661	—	19,809,996
Italy	—	2,844,303	—	2,844,303
Japan	—	32,855,742	—	32,855,742
Korea	—	4,235,843	—	4,235,843
Luxembourg	—	2,804,806	—	2,804,806
Netherlands	3,968,054	16,808,357	—	20,776,411
Phillipines	—	2,374,992	—	2,374,992
Singapore	—	6,102,041	—	6,102,041
South Africa	—	2,398,714	—	2,398,714
Spain	2,077,803	2,766,690	—	4,844,493
Switzerland	—	6,503,204	—	6,503,204
Thailand	—	3,884,972	—	3,884,972
United Arab Emirates	—	4,046,296	—	4,046,296
United Kingdom	—	44,213,540	—	44,213,540
United States	182,775,755	—	—	182,775,755
Short-Term Investments	7,582,161	—	—	7,582,161
Total	$235,027,945	$244,714,260	$—	$479,742,205

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended October 31, 2010.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
Common Stock
Ireland
Balance as of October 31, 2009	$0
Realized gains (loss)	(695,027)
Change in unrealized appreciation (depreciation)	695,027
Amortization premium/discount	—
Net purchases (sales	0
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of October 31, 2010	—
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2010	$—

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2010
Assets
Investments: Investments in securities, at value (cost $311,849,656)	$472,160,044
Investment in Central Cash Management Fund (cost $7,582,161)	7,582,161
Total investments, at value (cost $319,431,817)	479,742,205
Cash	472,482
Foreign currency, at value (cost $533,356)	538,089
Receivable for investments sold	2,428,428
Receivable for Fund shares sold	112,820
Dividends receivable	217,095
Interest receivable	11,852
Foreign taxes recoverable	145,901
Other assets	27,307
Total assets	483,696,179
Liabilities
Payable for investments purchased	3,510,421
Payable for Fund shares redeemed	989,090
Accrued management fee	351,968
Deferred foreign taxes payable	13,518
Other accrued expenses and payables	539,163
Total liabilities	5,404,160
Net assets, at value	$478,292,019
Net Assets Consists of:
Undistributed net investment income	2,138,421
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $13,518)	160,296,870
Foreign currency	25,755
Accumulated net realized gain (loss)	(55,475,489)
Paid-in capital	371,306,462
Net assets, at value	$478,292,019

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of October 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($130,762,806 ÷ 3,569,676 shares of capital stock outstanding, $.01 par value, 40,000,060 shares authorized)	$36.63
Maximum offering price per share (100 ÷ 94.25 of $36.63)	$38.86
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,960,171 ÷ 241,322 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$32.99
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($19,790,086 ÷ 596,407 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)	$33.18
Class S Net Asset Value, offering and redemption price(a) per share ($314,171,439 ÷ 8,323,525 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$37.74
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,607,517 ÷ 148,352 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$37.80

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $326,137)	$6,158,270
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	311,563
Income distributions — Central Cash Management Fund	16,828
Interest (net of foreign taxes withheld of $43)	178
Total income	6,486,839
Expenses: Management fee	4,080,631
Administration fee	445,971
Services to shareholders	1,000,038
Custodian fee	76,368
Distribution and service fees	582,140
Professional fees	94,933
Directors' fees and expenses	16,231
Reports to shareholders	94,406
Registration fees	68,246
Other	48,381
Total expenses before expense reductions	6,507,345
Expense reductions	(1,410)
Total expenses after expense reductions	6,505,935
Net investment income (loss)	(19,096)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	34,184,526
Foreign currency	(223,214)
33,961,312
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $13,518)	68,099,922
Foreign currency	17,062
68,116,984
Net gain (loss)	102,078,296
Net increase (decrease) in net assets resulting from operations	$102,059,200

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$(19,096)	$479,719
Net realized gain (loss)	33,961,312	(64,690,880)
Change in net unrealized appreciation (depreciation)	68,116,984	162,390,419
Net increase (decrease) in net assets resulting from operations	102,059,200	98,179,258
Distributions to shareholders from: Net investment income: Class A	—	(1,073,774)
Class B	—	(16,818)
Class C	—	(29,137)
Class S	—	(2,615,208)
Institutional Class	—	(5,863)
Total distributions	—	(3,740,800)
Fund share transactions: Proceeds from shares sold	43,110,918	43,812,818
Reinvestment of distributions	—	3,471,159
Cost of shares redeemed	(103,053,099)	(109,574,002)
Redemption fees	1,273	3,281
Net increase (decrease) in net assets from Fund share transactions	(59,940,908)	(62,286,744)
Increase from regulatory settlements (see Note F)	2,030,221	—
Increase (decrease) in net assets	44,148,513	32,151,714
Net assets at beginning of period	434,143,506	401,991,792
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $2,138,421 and $3,031,436, respectively)	$478,292,019	$434,143,506

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended October 31,	2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$29.06		$22.54		$47.86		$43.66		$36.46
Income (loss) from investment operations: Net investment income (loss)a	(.05)		.01		.31		(.01)		(.13	)d
Net realized and unrealized gain (loss)	7.47		6.70		(22.85)		9.16		9.17
Total from investment operations	7.42		6.71		(22.54)		9.15		9.04
Less distributions from: Net investment income	—		(.19)		(.16)		(.01)		(.18)
Net realized gains	—		—		(2.62)		(4.94)		(1.66)
Total distributions	—		(.19)		(2.78)		(4.95)		(1.84)
Increase from regulatory settlements	.15	e	—		—		—		—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$36.63		$29.06		$22.54		$47.86		$43.66
Total Return (%)b	26.05		30.15	c	(49.77	)c	22.78	c	25.56	c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	131		124		130		300		219
Ratio of expenses before expense reductions (%)	1.63		1.72		1.69		1.69		1.79
Ratio of expenses after expense reductions (%)	1.63		1.56		1.60		1.65		1.76
Ratio of net investment income (loss) (%)	(.18)		.02		.80		(.03)		(.34	)d
Portfolio turnover rate (%)	38		53		20		21		29
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
e Includes a non-recurring payment from the Advisor, which amounted to $0.083 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.062 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
* Amount is less than $.005.

Class B Years Ended October 31,	2010		2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$26.40		$20.47	$43.88	$40.68	$34.17
Income (loss) from investment operations: Net investment income (loss)a	(.25)		(.12)	.10	(.31)	(.44	)d
Net realized and unrealized gain (loss)	6.71		6.08	(20.89)	8.45	8.61
Total from investment operations	6.46		5.96	(20.79)	8.14	8.17
Less distributions from: Net investment income	—		(.03)	—	—	—
Net realized gains	—		—	(2.62)	(4.94)	(1.66)
Total distributions	—		(.03)	(2.62)	(4.94)	(1.66)
Increase from regulatory settlements	.13	e	—	—	—	—
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$32.99		$26.40	$20.47	$43.88	$40.68
Total Return (%)b,c	24.96		29.21	(50.15)	21.88	24.61	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		10	11	32	34
Ratio of expenses before expense reductions (%)	2.51		2.67	2.53	2.53	2.68
Ratio of expenses after expense reductions (%)	2.49		2.31	2.35	2.38	2.52
Ratio of net investment income (loss) (%)	(1.04)		(.73)	.05	(.78)	(1.14	)d
Portfolio turnover rate (%)	38		53	20	21	29
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
e Includes a non-recurring payment from the Advisor, which amounted to $0.071 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.055 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
* Amount is less than $.005.

Class C Years Ended October 31,	2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$26.53		$20.58		$44.10		$40.86		$34.30
Income (loss) from investment operations: Net investment income (loss)a	(.23)		(.12)		.10		(.32)		(.41	)d
Net realized and unrealized gain (loss)	6.75		6.10		(21.00)		8.50		8.63
Total from investment operations	6.52		5.98		(20.90)		8.18		8.22
Less distributions from: Net investment income	—		(.03)		—		—		—
Net realized gains	—		—		(2.62)		(4.94)		(1.66)
Total distributions	—		(.03)		(2.62)		(4.94)		(1.66)
Increase from regulatory settlements	.13	e	—		—		—		—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$33.18		$26.53		$20.58		$44.10		$40.86
Total Return (%)b	25.07		29.15	c	(50.15	)c	21.88	c	24.66	c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		19		18		44		33
Ratio of expenses before expense reductions (%)	2.40		2.52		2.43		2.45		2.49
Ratio of expenses after expense reductions (%)	2.40		2.32		2.35		2.40		2.48
Ratio of net investment income (loss) (%)	(.95)		(.74)		.05		(.80)		(1.07	)d
Portfolio turnover rate (%)	38		53		20		21		29
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
e Includes a non-recurring payment from the Advisor, which amounted to $0.077 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.056 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
* Amount is less than $.005.

Class S Years Ended October 31,	2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$29.85		$23.16		$49.12		$44.71		$37.30
Income (loss) from investment operations: Net investment income (loss)a	.04		.06		.40		.13		(.01	)c
Net realized and unrealized gain (loss)	7.70		6.89		(23.44)		9.39		9.39
Total from investment operations	7.74		6.95		(23.04)		9.52		9.38
Less distributions from: Net investment income	—		(.26)		(.30)		(.17)		(.31)
Net realized gains	—		—		(2.62)		(4.94)		(1.66)
Total distributions	—		(.26)		(2.92)		(5.11)		(1.97)
Increase from regulatory settlements	.15	d	—		—		—		—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$37.74		$29.85		$23.16		$49.12		$44.71
Total Return (%)	26.43		30.48	b	(49.63	)b	23.16	b	25.97	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	314		279		243		538		443
Ratio of expenses before expense reductions (%)	1.30		1.32		1.37		1.36		1.43
Ratio of expenses after expense reductions (%)	1.30		1.30		1.32		1.34		1.42
Ratio of net investment income (loss) (%)	.16		.28		1.08		.28		(.02	)c
Portfolio turnover rate (%)	38		53		20		21		29
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
d Includes a non-recurring payment from the Advisor, which amounted to $0.086 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.063 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
* Amount is less than $.005.

Institutional Class Years Ended October 31,	2010		2009		2008	a
Selected Per Share Data
Net asset value, beginning of period	$29.84		$23.17		$35.45
Income (loss) from investment operations: Net investment income (loss)b	.10		.07		.02
Net realized and unrealized gain (loss)	7.71		6.89		(12.30)
Total from investment operations	7.81		6.96		(12.28)
Less distributions from: Net investment income	—		(.29)		—
Redemption fees	.00	***	.00	***	.00	***
Increase from regulatory settlements	.15	d	—		—
Net asset value, end of period	$37.80		$29.84		$23.17
Total Return (%)	26.68		30.60		(34.64	)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		3		.50
Ratio of expenses before expense reductions (%)	1.13		1.17		1.18	*
Ratio of expenses after expense reductions (%)	1.13		1.17		1.15	*
Ratio of net investment income (loss) (%)	.33		.41		.39	*
Portfolio turnover rate (%)	38		53		20
a For the period from August 26, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.079 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.070 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Small Cap Growth Fund (formerly DWS Global Opportunities Fund) (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan as of October 31, 2010.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $54,412,000, which may be applied against any realized net taxable capital gains of each succeeding year until October 31, 2017, the expiration date, whichever occurs first.

During the year ended October 31, 2010, the Fund utilized $30,777,000 of the capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss and regulatory settlements. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:
Undistributed ordinary income*	$4,979,403
Capital loss carryforwards	$(54,412,000)
Net unrealized appreciation (depreciation) on investments	$156,549,016

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2010	2009
Distributions from ordinary income*	$—	$3,740,800

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $167,044,504 and $228,096,902, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Over $1 billion of such net assets	.815%

Accordingly, for the year ended October 31, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.915% of the Fund's average daily net assets.

For the period from November 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:
Class B	2.53%
Class C	2.53%

Effective October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.42%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2010, the Administration Fee was $445,971, of which $40,126 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2010, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2010
Class A	$285,888	$—	$67,855
Class B	28,871	1,410	7,510
Class C	43,383	—	10,281
Class S	290,554	—	71,922
Institutional Class	291	—	83
	$648,987	$1,410	$157,651

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2010
Class B	$62,873	$4,999
Class C	142,558	12,427
	$205,431	$17,426

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2010	Annual Effective Rate
Class A	$307,112	$76,004	.25%
Class B	21,238	4,480	.25%
Class C	48,359	11,595	.25%
	$376,709	$92,079

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2010, aggregated $6,682.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2010, the CDSC for Class B and C shares aggregated $15,722 and $206, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2010, DIDI received $199 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,166, of which $7,672 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	573,267	$18,300,744	925,709	$21,387,447
Class B	22,108	620,212	70,962	1,489,689
Class C	70,013	2,005,940	128,272	2,672,212
Class S	527,424	17,696,430	656,564	16,153,525
Institutional Class	143,914	4,487,592	72,990	2,109,945
		$43,110,918		$43,812,818
Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	50,484	$1,022,302
Class B	—	—	836	15,481
Class C	—	—	1,378	25,646
Class S	—	—	115,753	2,401,867
Institutional Class	—	—	283	5,863
		$—		$3,471,159
Shares redeemed
Class A	(1,277,489)	$(40,711,124)	(2,456,533)	$(54,885,955)
Class B	(142,657)	(4,059,686)	(237,095)	(4,864,305)
Class C	(184,141)	(5,324,343)	(317,311)	(6,461,333)
Class S	(1,547,461)	(50,114,275)	(1,898,695)	(43,234,570)
Institutional Class	(84,356)	(2,843,671)	(5,924)	(127,839)
		$(103,053,099)		$(109,574,002)
Redemption fees		$1,273		$3,281
Net increase (decrease)
Class A	(704,222)	$(22,410,362)	(1,480,340)	$(32,475,085)
Class B	(120,549)	(3,439,474)	(165,297)	(3,359,069)
Class C	(114,128)	(3,318,403)	(187,661)	(3,762,478)
Class S	(1,020,037)	(32,416,590)	(1,126,378)	(24,678,081)
Institutional Class	59,558	1,643,921	67,349	1,987,969
		$(59,940,908)		$(62,286,744)

F. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $1,168,615. In addition, the Fund received $861,606 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and Shareholders of DWS Global Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Small Cap Growth Fund (the "Fund") (formerly DWS Global Opportunities Fund) at October 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts December 21, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $279,216 and earned $2,493,225 of foreign source income during the year ended October 31, 2010. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.19 per share as income earned from foreign sources for the year ended October 31, 2010.

For federal income tax purposes, the Fund designates $7,133,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that, in connection with the 2008 contract renewal process, DWS agreed to reduce the Fund's contractual management fee effective October 1, 2008. The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of October 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		123
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke7 (1967) Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso10 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KGDAX	KGDBX	KGDCX	SGSCX	KGDIX
CUSIP Number	233379 106	233379 205	233379 304	233379 502	233379 676
Fund Number	083	283	383	2010	1483

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL SMALL CAP GROWTH FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$66,172	$0	$0	$5,829
2009	$61,172	$0	$0	$3,235

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.
Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$5,829	$0	$100,000	$105,829
2009	$3,235	$0	$0	$3,325

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Small Cap Growth Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2010